ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 1999 the Company's net assets were equivalent to R105.36 ($16.97) per share. This compares with R108.18 ($19.01) per share at November 30, 1998 the end of the Company's previous fiscal year. Net asset values are computed in terms of rand, the currency of the Republic of South Africa, and then converted to United States dollars at the rand exchange rate as described in Note (1)B, on page 7. The most recent net asset value similarly calculated was R108.87 ($17.97) per share at June 17, 1999 at which date our shares sold at a market price of $15.9375 per share, a discount of 11.3% to the net asset value.

     Net investment income for the six months ended May 31, 1999 was equivalent to $.31 per share vs. $.40 for the same period last year. The Board of Directors declared a dividend of $.15 per share on April 30, 1999 payable May 28, 1999 to shareholders of record on May 21, 1999. The Company receives most of its dividend income in the first and third quarters of the fiscal year.

     The Bank of England has joined a growing list of government bodies, including the Swiss National Bank and the International Monetary Fund ("IMF") that have sold or are considering selling significant quantities of gold. The Bank of England announced on May 6th that it would sell 415 tons of its 715 ton gold reserve with the first 125 tons to be sold over twelve months starting in July. This has contributed to a ten percent fall in the gold price and a five percent decline in the Johannesburg Stock Exchange All Gold Index.

     On Saturday, June 12th a group of seven leading industrial nations agreed to the sale of 310 tons of gold by the IMF to finance debt reduction for some of the world's poorest countries. The Swiss, subject to a successful referendum next year, plan to sell a total of 1,300 tons of gold on a regular basis over the next five years. The United States, Germany, France and Italy will hold the largest remaining gold reserves and appear to have no intention of joining the selling.

     Total world demand for gold in 1998 was 4,123 tons and the sales noted above, if carefully handled, should be readily absorbed. The prospect of these sales, however, has encouraged speculators to sell the metal and may encourage other central banks to emulate the example set by these major official sources. This could keep pressure on the gold price, hurting the economies of a number of gold producing countries targeted as beneficiaries of the IMF's plan.

     In South Africa, some mines could suffer if downward pressure on the gold price continues. This could result in job losses in gold mining and other sectors dependent on gold mining and could negatively affect the government's growth plans. We hope that concern over this harmful effect of a lower gold price will cause the United States Congress to exercise their weighted voting power to veto the IMF sales.

     South Africa's second democratic election on June 2nd resulted in the governing African National Congress ("ANC") gaining 266 of 400 seats in the national assembly, just a bit short of its target of a two-thirds majority. The Democratic Party became the official opposition with thirty-eight seats, up from seven seats in the previous Parliament. The Inkatha Freedom Party won thirty-four seats and the ANC won a majority in seven of the nine provinces, losing by a slim margin in Natal and Western Cape.

     Our portfolio reflects the combination of Gold Fields and Driefontein, which took place on May 7th. It also reflects small purchases of Barrick Gold, Placer Dome, and Euro Nevada Mining Corporation. The former Anglo American Corporation of South Africa is now listed under its new corporate designation, Anglo American PLC.

     We were pleased to note that in spite of the decline which took place in gold shares since the announcement of the Bank of England's gold sales, our net asset value increased slightly since the 1st quarter ended February 28th. This reflects strong price action in Anglo American PLC, DeBeers, and in our platinum stocks, Anglo American Platinum and Impala.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTDis now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM", and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                  ROBERT J.A. IRWIN
June 23, 1999                                    CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(AS REVISED, SEE NOTE 2)

May 31, 1999

------------------------------------------------------------------------------------------------------------------
                                                       Number of   South African   United States     Percent of
      Name of Company                                     Shares            Rand         Dollars     Net Assets
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                1 194 947   R 291 806 057                           28.9%
      Gold Fields Limited (Note 2)                    10 794 979     211 581 588                           20.9
      Western Areas Gold Mining Company Limited          600 300       9 304 650                            0.9
-------------------------------------------------------------------------------------------------------------------
                                                                     512 692 295    $ 82 559 147           50.7
-------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                           282 000      29 333 640                            2.9
      Euro Nevada Mining Corporation Limited             398 000      31 020 120                            3.1
      Placer Dome Incorporated                           365 312      24 669 519                            2.5
-------------------------------------------------------------------------------------------------------------------
                                                                      85 023 279      13 691 349            8.5
-------------------------------------------------------------------------------------------------------------------
      OPTIONS
      Randfontein options                                 78 039         191 195          30 788            --
-------------------------------------------------------------------------------------------------------------------
                                                                     597 906 769      96 281 284           59.2
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited      1 014 800     117 716 800                           11.6
      Anglo American PLC                                 320 000      90 048 000                            8.9
      De Beers Consolidated Mines Limited/Centenary AG 1 001 300     133 573 420                           13.2
      Impala Platinum Holdings Limited                   262 700      39 667 700                            3.9
-------------------------------------------------------------------------------------------------------------------
                                                                     381 005 920      61 353 610           37.6
-------------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                             978 912 689     157 634 894           96.8
      CASH AND OTHER ASSETS LESS PAYABLES                             32 517 703       5 252 747            3.2
-------------------------------------------------------------------------------------------------------------------
      Total Net Assets (Note 2)                                  R 1 011 430 392    $162 887 641          100.0%
===================================================================================================================

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale. The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
(AS REVISED, SEE NOTE 2)

-------------------------------------------------------------------------------------------------------------------
                                                          May 31, 1999                  May 31, 1998
                                                   South African   United States   South African  United States
      ASSETS                                                Rand         Dollars            Rand        Dollars
-------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--(Note 2)

          Cost R 191 775 236  $91 265 759 in 1999
               R 125 014 358  $80 308 680 in 1998  R 597 906 769    $ 96 281 284   R 638 436 221  $123 968 199
        Other companies--
          Cost R 80 132 354   $34 342 056 in 1999
               R 108 723 218  $49 164 650 in 1998    381 005 920      61 353 610     386 058 495     74 962 815
-------------------------------------------------------------------------------------------------------------------
                                                     978 912 689     157 634 894   1 024 494 716    198 931 014
      Cash in banks                                   29 202 912       4 702 562       4 458 338        865 697
      Bank time deposit                                       --              --       5 665 000      1 100 000
      Dividends and interest receivable                3 592 171         578 449       4 807 638        933 523
      Other assets                                       549 920         104 957         510 366        100 602
-------------------------------------------------------------------------------------------------------------------
      Total assets (Note 2)                        1 012 257 692     163 020 862   1 039 936 058    201 930 836
-------------------------------------------------------------------------------------------------------------------

      LIABILITIES
-------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities           827 300         133 221       1 001 381        194 443
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                  827 300         133 221       1 001 381        194 443
-------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
-------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & outstanding: 9,600,000 shares         2 400 000       3 360 000       2 400 000      3 360 000
      Share premium (capital surplus)                 19 636 586      27 489 156      19 636 586     27 489 156
      Undistributed net investment income             21 543 617      56 531 139      27 785 445     57 740 368
      Undistributed net realized gain (loss) from
        foreign currency transactions                  3 920 469     (28 896 228)      2 494 235    (18 079 405)
      Undistributed net realized gain on investments 249 152 048      72 836 263     189 058 602     62 175 213
      Net unrealized appreciation on investments     707 045 368      32 027 010     790 757 107     69 457 683
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                               7 732 304        (459 699)      6 802 702       (406 622)
-------------------------------------------------------------------------------------------------------------------
      Net assets (Note 2)                        R 1 011 430 392    $162 887 641 R 1 038 934 677   $201 736 393
-------------------------------------------------------------------------------------------------------------------
      Net asset value per share (Note 2)                R 105.36          $16.97        R 108.22         $21.01
===================================================================================================================

      The closing price of the Company's shares on the New York Stock Exchange was $16.5625 per share on May 31, 1999 and $22.25 per share on May 31, 1998.

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS
(AS REVISED, SEE NOTE 2)

                                                                      Six months ended
-------------------------------------------------------------------------------------------------------------------
                                                           May 31, 1999                   May 31, 1998
                                                    South African   United States   South African  United States
                                                             Rand         Dollars            Rand        Dollars
-------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                    R 23 387 943     $ 3 791 825    R 23 502 975    $ 4 772 189
        Interest                                        1 340 420         218 916         615 773        123 407
-------------------------------------------------------------------------------------------------------------------
                                                       24 728 363       4 010 741      24 118 748      4 895 596
-------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses           384 436          64 704         691 204        138 807
        Directors' fees and expenses                    1 356 796         223 599         878 409        175 650
        Salaries                                          945 609         156 929         960 897        193 582
        Other administrative expenses                   1 040 347         173 473         864 913        174 783
        Transfer agent, registrar and custodian           364 453          59 334         276 184         54 680
        Professional fees and expenses                    519 125          85 383         308 503         61 021
        Insurance                                         248 758          41 154         297 907         59 979
        Other                                           1 208 484         198 724       1 221 400        243 916
-------------------------------------------------------------------------------------------------------------------
                                                        6 068 008       1 003 300       5 499 417      1 102 418
-------------------------------------------------------------------------------------------------------------------
    Net investment income                              18 660 355       3 007 441      18 619 331      3 793 178
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                              68 886 627      11 384 059              --             --
      Cost of securities sold                          27 106 338       3 819 287              --             --
-------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                 41 780 289       7 564 772              --             --
-------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
     transactions
      Investments                                              --      (9 630 594)             --             --
      Foreign currency transactions                      (307 736)       (169 073)         73 413        (54 264)
-------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
      transactions                                       (307 736)     (9 799 667)         73 413        (54 264)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                    778 778 375      49 646 548     705 737 193     63 834 015
      Balance, end of period                          707 045 368      32 027 010     790 757 107     69 457 683
-------------------------------------------------------------------------------------------------------------------
    Increase (Decrease)                               (71 733 007)    (17 619 538)     85 019 914      5 623 668
-------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) on
      translation of assets and liabilities in
      foreign currency                                  2 293 500          85 096         521 099        (86 923)
-------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions   (27 966 954)    (19 769 337)     85 614 426      5 482 481
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations (Note 2)                       R (9 306 599)   ($16 761 896)  R 104 233 757     $9 275 659
===================================================================================================================

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND  STATEMENTS OF CHANGES IN NET ASSETS
(AS REVISED, SEE NOTE 2)

                                                                      Six months ended
----------------------------------------------------------------------------------------------------------------------
                                                               May 31, 1999                   May 31, 1998
                                                       South African   United States   South African  United States
      STATEMENTS OF SURPLUS                                     Rand         Dollars            Rand        Dollars
----------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period          R 19 636 586     $27 489 156    R 19 636 586    $27 489 156
----------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                  R 20 681 662     $56 403 698    R 28 481 314    $57 787 190
          Net investment income for the period            18 660 355       3 007 441      18 619 331      3 793 178
----------------------------------------------------------------------------------------------------------------------
                                                          39 342 017      59 411 139      47 100 645     61 580 368
          Dividends paid                                 (17 798 400)     (2 880 000)    (19 315 200)    (3 840 000)
----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                        R 21 543 617     $56 531 139    R 27 785 445    $57 740 368
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                   R 4 228 205    $(19 096 561)    R 2 420 822   $(18 025 141)
          Net realized gain (loss) for the period           (307 736)     (9 799 667)         73 413        (54 264)
----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                         R 3 920 469    $(28 896 228)    R 2 494 235   $(18 079 405)
----------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                 R 207 371 759     $65 271 491   R 189 058 602    $62 175 213
          Net realized gain for the period                41 780 289       7 564 772              --             --
----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 249 152 048     $72 836 263   R 189 058 602    $62 175 213
----------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation on
        investments
          Balance, beginning of period                 R 778 778 375     $49 646 548   R 705 737 193    $63 834 015
          Increase (Decrease) for the period             (71 733 007)   ( 17 619 538)     85 019 914      5 623 668
----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 707 045 368     $32 027 010   R 790 757 107    $69 457 683
----------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency

          Balance, beginning of period                   R 5 438 804      $ (544 795)    R 6 281 603     $ (319 699)
          Net unrealized appreciation (depreciation)
            for the period                                 2 293 500          85 096         521 099        (86 923)
----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                         R 7 732 304      $ (459 699)    R 6 802 702     $ (406 622)
======================================================================================================================
                                                                      Six months ended
----------------------------------------------------------------------------------------------------------------------
                                                               May 31, 1999                  May 31, 1998
                                                       South African   United States   South African  United States
      STATEMENTS OF CHANGES IN NET ASSETS                       Rand         Dollars            Rand        Dollars
----------------------------------------------------------------------------------------------------------------------
      Net investment income                             R 18 660 355     $ 3 007 441    R 18 619 331    $ 3 793 178
      Net realized gain from investments                  41 780 289       7 564 772              --             --
      Net realized gain (loss) from foreign currency
        transactions                                        (307 736)     (9 799 667)         73 413        (54 264)
      Net increase (decrease) in unrealized appreciation
        on investments                                   (71 733 007)    (17 619 538)     85 019 914      5 623 668
      Net unrealized appreciation (depreciation)
        on translation of assets and liabilities in
        foreign currency                                   2 293 500          85 096         521 099        (86 923)
----------------------------------------------------------------------------------------------------------------------
                                                          (9 306 599)    (16 761 896)    104 233 757      9 275 659
      Dividends paid from net investment income          (17 798 400)     (2 880 000)    (19 315 200)    (3 840 000)
----------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)                          (27,104,999)    (19,641,896)     84 918 557      5 435 659
      Net assets, beginning of period                  1 038 535 391     182 529 537     954 016 120    196 300 734
----------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (Note 2)             R 1 011 430 392    $162 887 641 R 1 038 934 677   $201 736 393
======================================================================================================================

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 1999

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

          A.  INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B.  TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

     The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At May 31, 1999, the rand exchange rate was approximately R6.21 to the dollar ($.16 to the rand).

     United States dollar equivalents have been determined at appropriate rates of exchange as follows:

               (i) Purchases, sales, receipts and expenditures are translated at the approximate official rates of exchange in effect at the respective dates of such transactions.

               (ii) Assets, including investment securities, at quoted market value (Note (1) A), and liabilities at each reporting date are translated at the official exchange rate in effect at such date.

               (iii) Ordinary   shares  outstanding and  share  premium (capital
          surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

          C.  EXCHANGE GAINS AND LOSSES

     The Company adopted the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the fiscal year beginning December 1, 1994. The adoption of the SOP resulted in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) from foreign currency transactions, and the inclusion of unrealized gain (loss) on the translation of currency into net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

     D.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     During the six months ended May 31, 1999 sales of securities amounted to R 68,886,627 ($11,384,059) and purchases of securities amounted to R 55,039,024 ($8,965,647). Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

          E.  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          F.  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

     (2) REVISED FINANCIAL STATEMENTS--The accompanying financial statements have been revised to correct the number of shares of Gold Fields Limited the Company owns pursuant to certain merger transactions involving Gold Fields Limited and Driefontein Consolidated Limited. The Company reported in its May 31, 1999 financial statements that it owned 9,312,493 shares, valued at R182,524,862 ($29,392,087), while the Company should have recorded 10,794,979 shares valued at R211,581,588 ($34,071,109). As a result of this error, the Company understated its total assets and net assets by R29,056,726 ($4,679,022), overstated its net decrease in net assets resulting from operations by R29,056,726 ($4,679,022), and understated its net asset value per share by R3.03 ($.49).

     (3) TAX STATUS OF THE COMPANY--There is no South African tax on dividends received by the Company and it is exempt from tax on gains realized on the disposition of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1992, the Company is no longer subject to tax on interest income. Exemption has been granted to the Company from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

     The reporting for financial statement purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See page 10 for additional tax information for United States shareholders.

     (4) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (5) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 1999, retirement plan expense aggregated R6,912 ($1,206), and in the six months ended May 31, 1998, retirement plan expense aggregated R4,320 ($763). In addition, in 1998 the Company renewed an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $25,000 per year for five years.

FINANCIAL HIGHLIGHTS
(AS REVISED, SEE NOTE 2)

                                                  Six months ended                  Year ended November 30
-------------------------------------------------------------------------------------------------------------------------------
                                                  May 31     May 31
                                                   1999       1998       1998       1997       1996        1995       1994
-------------------------------------------------------------------------------------------------------------------------------
                                                                  South African Rand
-------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period      R 108.18     R 99.38    R 99.38    R 161.77   R 127.19    R 181.42   R 154.00
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income                         1.94        1.93       3.59        4.43       4.52        5.17       5.74
      Net realized gain from investments            4.35          --       1.91          --       1.50        2.39        .71
      Net realized gain(loss) from foreign
        currency transactions                       (.03)        .01        .19         .11       (.12)        .10        .17
      Net increase(decrease) in unrealized
        appreciation on investments                (7.47)       8.86       7.61      (61.40)     34.03      (54.67)     27.93
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency              .24         .05       (.09)        .02        .62         .01        .01
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations              (.97)      10.85      13.21      (56.84)     40.55      (47.00)     34.56
      Less dividends                               (1.85)      (2.01)     (4.41)      (5.55)     (5.97)      (7.23)     (7.14)
-------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period (Note 2)   R 105.36    R 108.22   R 108.18     R 99.38   R 161.77    R 127.19   R 181.42
-------------------------------------------------------------------------------------------------------------------------------
                                                                 United States Dollars
-------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period       $ 19.01     $ 20.45    $ 20.45     $ 35.09    $ 34.66     $ 51.10    $ 45.70
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income                          .31         .40        .66         .97       1.10        1.43       1.62
      Net realized gain from investments             .79          --        .32          --        .39         .65        .20
      Net realized (loss) from foreign
        currency transactions                      (1.02)       (.01)      (.11)         --       (.71)       (.93)      (.23)
      Net increase(decrease) in unrealized
        appreciation on investments                (1.83)        .58      (1.49)     (14.41)      1.05      (15.58)      5.82
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency              .01        (.01)      (.02)         --         --        (.01)      (.01)
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             (1.74)       (.96)      (.64)     (13.44)      1.83      (14.44)      7.40
      Less dividends                                (.30)       (.40)      (.80)      (1.20)     (1.40)      (2.00)     (2.00)
-------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period (Note 2)    $ 16.97     $ 21.01    $ 19.01     $ 20.45    $ 35.09     $ 34.66    $ 51.10
-------------------------------------------------------------------------------------------------------------------------------
      Market value per share, end of period      $ 16.56     $ 22.25    $ 19.13     $ 20.63    $ 37.63     $ 39.00    $ 43.63
      TOTAL INVESTMENT RETURN
      Based on market value per share             (11.80%)      9.83%     (3.30%)    (42.86%)     (.28%)     (6.36%)     (.29%)
      RATIOS TO AVERAGE NET ASSETS
      Expenses                                       .60%        .54%      1.15%        .71%       .49%        .53%       .42%
      Net investment income                         1.81%       1.85%      3.34%       3.25%      2.72%       3.47%      3.23%
      SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)   $162,888    $201 736   $182 530    $196 301   $336 882    $332 691   $490 595
      Portfolio turnover rate                       5.65%         --       1.06%         --       1.79%       2.40%      1.18%

      Per share calculations are based on the 9,600,000 shares outstanding.

                                                          --------------------------------

SUPPLEMENTARY INFORMATION

Six months ended May 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           South African Rand
-------------------------------------------------------------------------------------------------------------------------------
      Certain fees incurred by the company
        Directors' fees                                                                                        R 611 433
        Officers' salaries                                                                                       573 150
        Arthur Andersen (Auditors)                                                                               188 496
        Ranquin Associates (South African Secretary)                                                             290 700

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of May 31, 1999 and 1998, including the schedule of investments as of May 31, 1999, as revised, see Note 2, the related statements of operations, surplus and changes in net assets for the six months ended May 31, 1999 and 1998, as revised, see Note 2, the financial highlights for the six month periods ended May 31, 1999 and 1998, and for each of the five years in the period ended November 30, 1998 as revised, see Note 2, and the accompanying supplementary information for the six months ended May 31, 1999. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of May 31, 1999 and 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of May 31, 1999 and 1998, the results of its operations and changes in its net assets for the six months ended May 31, 1999 and 1998, its financial highlights for the six month periods ended May 31, 1999 and 1998 and for each of the five years in the period ended November 30, 1998 and its supplementary information for the six months ended May 31, 1999 in conformity with accounting principles generally accepted in the United States.

                                                   Arthur Andersen & Co.
                                                   Johannesburg, South Africa

                                                   Arthur Andersen LLP
                                                   New York, N.Y., U.S.A.
September 15, 1999

                             ----------------------

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1998.

YEAR ENDED NOVEMBER 30          PER YEAR     PER DAY        YEAR ENDED NOVEMBER 30          PER YEAR     PER DAY
---------------------            -------     -------        ---------------------            -------     -------
     1964 ................       $ .042      $.00012             1976 .................        .370       .00101
     1965 ................         .067       .00019             1977 .................        .083       .00023
     1966 ................         .105       .00029             1978 .................        .357       .00098
     1967 ................         .277       .00076             1979 .................        .219       .00060
     1968 ................         .241       .00066             1980 .................       1.962       .00538
     1969 ................         .461       .00126             1981 .................        .954       .00261
     1970 ................         .218       .00060             1982 .................        .452       .00124
     1971 ................         .203       .00056             1983 .................         -0-          -0-
     1972 ................         .445       .00122             1984 .................         -0-          -0-
     1973 ................         .497       ,00136             1985 .................      (.151)      (.00041)
     1974 ................        1.151       .00316             1986 .................         -0-          -0-
     1975 ................         .851       .00233             1987 .................         -0-          -0-


     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the PFIC as a qualified electing fund ("QEF") with respect to his interest therein, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his PFIC shares as of the close of each taxable year.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death.

     If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and not capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if the United States shareholder makes the mark-to-market election with respect to regularly-traded PFIC stock for taxable years beginning on or after January 1, 1998, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shareholder's stock as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of the PFIC stock also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 1998 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

                              ASA LIMITED

                              Incorporated in the
                              Republic of South Africa

                              (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (Great Britain)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (SOUTH AFRICA)                    (South Africa)
-------------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   HENRY R. BRECK, ASSISTANT TREASURER

AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   SHEARMAN & STERLING, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   THE CHASE MANHATTAN BANK, N.A. NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, USA (973) 377-3535

   WEBSITE--HTTP://WWW.ASALTD.COM

SUBCUSTODIAN

   STANDARD BANK OF SOUTH AFRICA LIMITED, JOHANNESBURG, SOUTH AFRICA

TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.


                                  ASA LIMITED

                                 [LOGO OMITTED]

                                      INTERIM
                                       REPORT



                                     FOR THE
                                   SIX MONTHS
                                      ENDED
                                  MAY 31, 1999